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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported) July 19, 2002
                                                       -------------

                            SFBC International, Inc.
                            ------------------------
             (Exact name of registrant as specified in its chapter)

              Florida                    001-16119             59-2407464
              -------                    ---------             ----------
   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation               File Number)         Identification No.)


             11190 Biscayne Blvd., Miami, Florida                 33181
             ------------------------------------                 -----
            (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304
                                                            ------------

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Item 7. Financial Statements and Exhibits

        99.1 Press release of SFBC International, Inc., dated July 19, 2002


Item 9. Regulation FD Disclosure.

     SFBC International, Inc., a Delaware corporation, hereby incorporates herein by reference the matters announced in its press release dated July 19, 2002, which is filed as an Exhibit to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SFBC International, Inc.


                                 By: /s/ Arnold Hantman
                                     ------------------
                                     Arnold Hantman,
Date: July 19, 2002                  Chief Executive Officer

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                                 Exhibit Index

Exhibit
Number          Description

99.1            Press Release of SFBC International Inc., dated July 19, 2002.